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                                                                    EXHIBIT 23.1



                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


Cross Timbers Royalty Trust
Fort Worth, Texas

As independent public accountants, we hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 to the Registration Statement No. 33-55784 of Cross Timbers Oil Company on Form S-8 of our report dated March 13, 1997, included in the Annual Report on Form 10-K of Cross Timbers Royalty Trust for the year ended December 31, 1996.



ARTHUR ANDERSEN LLP

Fort Worth, Texas
March 28, 1997